Note 19 - Subsequent Event	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 19:     SUBSEQUENT EVENT

             On March 7, 2014, the Company closed an underwritten offering of its common stock. The Company raised approximately $17.2 million in gross proceeds by issuing 1,499,999 shares of its common stock, which includes the full exercise of the over-allotment option granted to the underwriters of 195,652 shares, at a price to the public of $11.50 per share.

Net proceeds from the sale of the shares after underwriting discounts and estimated offering expenses are expected to be approximately $15.9 million. The Company intends to use the net proceeds from the offering (i) to redeem the remaining 12,000 shares of the Company’s Series A Preferred Stock and (ii) for working capital and for general corporate purposes, including potential future acquisitions.